Exhibit 10.3

TERMINATION OF MEMORANDUM OF HOTEL GROUND LEASE AND
SHORT FORM OF SECOND AMENDED AND RESTATED HOTEL GROUND LEASE

THIS TERMINATION OF MEMORANDUM OF HOTEL GROUND LEASE AND SHORT FORM OF SECOND AMENDED AND RESTATED HOTEL GROUND LEASE made as of the 27 day of March, 2007, between W2005 KAPALUA/GENGATE HOTEL REALTY, L.L.C., a Delaware limited liability company (“Lessee”), and MAUI LAND & PINEAPPLE COMPANY, INC., a Hawaii corporation (“Lessor”),

W I T N E S S E T H:

WHEREAS, Lessor and NI Hawaii Resort, Inc. a Hawaii corporation (“Original Lessee”) entered into that certain unrecorded Hotel Ground Lease dated February 24, 1996 (the “Original Lease”), pursuant to which Lessor leased to Original Lessee the land described on Exhibit ”A” hereto (the “Land”), and in connection therewith executed a Memorandum of Hotel Ground Lease, dated February 24, 1996 (the “Memorandum”), which was recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 96-046331 (the “Lease”); and

WHEREAS, the Original Lease was amended from time to time and, as amended, the rights of Original Lessee thereunder were assigned to and assumed by RCK Hawaii, LLC dba RCK Hawaii-Maui, a Delaware limited liability company (“RCK Hawaii”), pursuant to that certain Assignment of Ground Lease dated September 27, 2000, which was recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 2000-135421; and

WHEREAS, Lessor and RCK Hawaii entered into that certain unrecorded Second Amended and Restated Hotel Ground Lease (the “Lease”) effective as of January 31, 2001, amending and restating the Original Lease; and

WHEREAS, to provide notice of the Lease, Lessor and RCK Hawaii executed that certain Short Form of Second Amended and Restated Hotel Ground Lease as of January 31, 2001, which was recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 2001-018415 (the “Short Form Lease”); and

WHEREAS, the rights and obligations of RCK Hawaii under the Lease were assigned to and assumed by Lessee pursuant to that certain Assignment and Assumption of Lessee’s Interest in Ground Lease and Related Agreements dated March 13, 2006, between RCK Hawaii and Lessee, which was recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 2006-053675; and

WHEREAS, on this day, Lessor and Lessee have terminated the Lease; and

WHEREAS, Lessor and Lessee desire to terminate the Memorandum and Short Form Lease, to reflect the termination of the Lease;

NOW, THEREFORE, for and in consideration of the recitals and mutual covenants contained herein, Lessor and Lessee hereby terminate the Memorandum and Short Form Lease, and acknowledge and agree that the Land shall hereafter not be burdened by such instruments.

WITNESS THE EXECUTION HEREOF as of the date hereinabove first written.

W2005 KAPALUA/GENGATE HOTEL REALTY, L.L.C.,
a Delaware limited liability company

By:	W2005 Kapalua/Gengate Hotel Senior Mezzanine, L.L.C., a Delaware limited liability company,
Its managing member

	By:	W2005 Kapalua/Gengate Hotel Mezzanine, L.L.C., a Delaware limited liability company,
Its managing member

		By:	W2005 Kapalua/Gengate Hotel Holdings, L.L.C., a Delaware limited liability company, Its managing member

			By:	Gengate Kapalua Holdings GP, LLC, a Delaware limited liability company, a member

				By:	Gencom Kapalua GP, LLC, a Delaware limited liability company, Its managing member

				By:	/S/ GREG DENTON
Greg Denton,
Its Vice President

[Signature Page for Termination of Memorandum of Hotel Ground Lease
and Short Form of Second Amended and Restated Hotel Ground Lease]

WITNESS THE EXECUTION HEREOF as of the date hereinabove first written.

MAUI LAND & PINEAPPLE COMPANY, INC., a Hawaii corporation

By:	/S/ RYAN CHURCHILL
	Name:	Ryan Churchill
	Title:	Senior Vice President

By:	/S/ ROBERT I. WEBBER
	Name:	Robert I. Webber
	Title:	Chief Financial Officer & Senior Vice President